UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2005

ACCELRYS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27118	33-0557266
(State or other jurisdiction of I.R.S. Employer incorporation or organization)	(Commission File Number)	(Id. No.)

10188 Telesis Court, San Diego, California		92121-1761
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(858) 799-5000

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  2.02.  Results of Operations and Financial Condition.

On January 26, 2005, Accelrys, Inc. issued a press release announcing its results for the quarterly period ending December 31, 2004.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press Release dated January 26, 2005

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELRYS, INC.

By: /s/ David Sankaran
David Sankaran
Senior Vice President and Chief Financial Officer

Date: January 26, 2005